Offerings - Offering: 1	Jun. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 53,700,636.19
Fee Rate	0.01381%
Amount of Registration Fee	$ 7,416.06
Offering Note	Transaction Valuation: Calculated as the aggregate maximum purchase price for common shares of beneficial interest. Amount of Filing Fee: Calculated at $138.10 per $1,000,000 of the Transaction Valuation.